Convertible and Senior Redeemable Preferred Shares and Warrants	12 Months Ended
Dec. 31, 2016
Temporary Equity Disclosure [Abstract]
Convertible and Senior Redeemable Preferred Shares and Warrants

Note 14. Convertible and Senior Redeemable Preferred Shares and Warrants

The convertible and senior redeemable preferred shares and warrants outstanding as of December 31, 2015 automatically converted to common shares immediately prior to the closing of the IPO, consisted of the following (in thousands, except share and par value data):

Series A convertible preferred shares (convertible at 1 share to 3.4974 shares of common stock), $0.01 par value; liquidation preference equal to $50,901; 3,551 shares authorized; 3,551 shares issued and outstanding at December 31, 2015	$50,901
Series B convertible preferred shares (convertible at 1 share to 3.5636 shares of common stock), $0.01 par value; liquidation preference equal to $41,200; 2,813 shares authorized; 2,287 shares issued and outstanding at December 31, 2015	41,200
Series B-1 convertible preferred shares (convertible at 1 share to 5.0243 shares of common stock), $0.01 par value; liquidation preference equal to $52,510; 2,972 shares authorized; 2,972 shares issued and outstanding at December 31, 2015	52,510
Series C convertible preferred shares (convertible at 1 share to 3.2817 shares of common stock), $0.01 par value; liquidation preference equal to $17,490; 2,944 shares authorized; 2,944 shares issued and outstanding at December 31, 2015	17,490
Senior redeemable preferred shares (convertible at 1 share to 13.2211 shares of common stock), $0.01 par value; liquidation preference equal to $64,722; 740 shares authorized; 740 shares issued and outstanding December 31, 2015	27,585
Super senior redeemable preferred shares (convertible at 1 share to 13.2211 shares of common stock), $0.01 par value; liquidation preference equal to $22,141; 1,024 shares authorized; 280 shares issued and outstanding at December 31, 2015	8,060
Redeemable preferred share warrants; 248 warrants issued and outstanding at December 31, 2015	1,084

Convertible and senior redeemable preferred shares and warrants	$198,830

As discussed in Note 1, immediately prior to the closing of the IPO, all of the outstanding redeemable preferred shares were converted into an aggregate of 21,110,204 shares of common stock. Prior to conversion, the Company had recorded dividends totaling $5.5 million for the period January 1, 2016 through July 22, 2016 (the date of the Company’s IPO) which are included in the net income attributable to preferred shareholders in the accompanying consolidated statements of operations.

Redeemable Preferred Share Warrants

As discussed in Note 1, immediately prior to the closing of the IPO, the 248 outstanding redeemable Series B preferred share warrants were converted on a net issuance basis into an aggregate of 120,923 shares of common stock.

Common Stock Warrants

In connection with the note purchase agreement dated December 29, 2014, for the purchase of $10.0 million of subordinated convertible promissory notes, a minimum of 160,424 warrants were issued to purchase common stock with an exercise price equal to the lesser of $24.30 or 85% of the IPO price of $11.00 per share, accordingly, after the IPO, the exercise price is $9.35. The warrants are immediately exercisable and expire no later than eight years from the date of issuance. The unamortized fair value of the warrants was expensed upon conversion of the convertible promissory notes concurrent with the IPO. These warrants all remain outstanding as of December 31, 2016.